UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 11, 2015

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California 95054-1549
(Address of principal executive offices) (Zip Code)

(408) 765-8080
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On August 11, 2015, Intel Corporation (the “Company”) issued $1,007,000,000 aggregate principal amount of 4.90% Senior Notes due 2045 (the “Notes”) pursuant to the terms of a subscription agreement dated July 28, 2015 (the “Subscription Agreement”) among the Company and Cathay United Bank Co., Ltd., MasterLink Securities Corporation and Yuanta Securities Co., Ltd., as managers (the “Managers”). The net proceeds from the offering are $1,000,958,000, before expenses but after deducting the selling discount and structuring fee.

The Notes sold pursuant to the Subscription Agreement were registered under the Company’s registration statement on Form S-3 filed on December 4, 2012 (File No. 333-185253) and were issued pursuant to an indenture between the Company and Wells Fargo Bank, National Association, as successor trustee (the “Trustee”), dated as of March 29, 2006 (the “Base Indenture”), as supplemented by the first supplemental indenture between the Company and the Trustee, dated as of December 3, 2007 (the “First Supplemental Indenture”), as further supplemented by the sixth supplemental indenture among the Company, the Trustee and Elavon Financial Services Limited, UK Branch, as paying agent, dated as of August 11, 2015 (the “Sixth Supplemental Indenture”).

The foregoing descriptions of the Subscription Agreement, the Base Indenture, the First Supplemental Indenture and the Sixth Supplemental Indenture are qualified in their entirety by the terms of such agreements, which are filed as Exhibit 1.1 hereto, Exhibit 4.4 to Form S-3 filed March 30, 2006, Exhibit 4.2.4 to Form 10-K filed February 20, 2008 and Exhibit 4.1 hereto, respectively, and incorporated herein by reference.  The foregoing description of the Notes is qualified in its entirety by reference to the full text of the form of the 4.90% Senior Note due 2045, which is filed hereto as Exhibit 4.2, and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)              Exhibits.

The following exhibits are filed as part of this Report.

Exhibit Number	Description
1.1	Subscription Agreement, dated as of July 28, 2015, among Intel Corporation and Cathay United Bank Co., Ltd., MasterLink Securities Corporation and Yuanta Securities Co., Ltd., as managers

4.1

Sixth Supplemental Indenture, dated as of August 11, 2015, among Intel Corporation, Wells Fargo Bank, National Association, as successor trustee, and Elavon Financial Services Limited, UK Branch, as paying agent

4.2	Form of 4.90% Senior Note due 2045

5.1	Opinion of Gibson, Dunn and Crutcher LLP

23.1	Consent of Gibson, Dunn and Crutcher LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)

/s/ Stacy J. Smith
Stacy J. Smith
Date: August 11, 2015	Executive Vice President, Chief Financial Officer, and Principal Accounting Officer